For Immediate Release

July 2, 1996

Contact:                   Frank L. Pattillo
                                    (919) 977-8341
                                    fpattillo@centura.com



CENTURA BANKS INC. REPORTS SECOND QUARTER EARNINGS INCREASE


         ROCKY MOUNT, N.C. -- Centura Banks Inc. (NYSE:CBC) announced today that net income for the second quarter of 1996 increased 13.9 percent to $16.5 million compared to $14.5 million for the same period one year ago. Fully diluted earnings per share increased to 71 cents from 62 cents in the second quarter of 1995.
         For the first six months of 1996, net income increased 11.7 percent to $32.4 million from $29 million in the first half of 1995. Fully diluted earnings per share rose 9.4 percent to $1.39 from $1.27 during the same period last year.
         The increase in earnings results from continued strong growth in noninterest income, which increased 43.7 percent from the second quarter of 1995 to $19.8 million. The most important factors contributing to noninterest income growth were significant increases in commissions earned by Centura's brokerage and insurance subsidiaries and income generated from mortgage activities.
                                     -more-

CENTURA REPORTS SECOND QUARTER EARNINGS INCREASE
PAGE TWO
JULY 2, 1996

         "We are pleased with the progress we are making, especially in securities and insurance sales," said Robert R. Mauldin, Centura's chairman and chief executive officer. "The investments we have been making are paying off, our asset quality remains very good and our net interest margin is improving. This performance confirms we have been making the right decisions and are continuing to improve in critical areas."
         For the quarter, return on assets was 1.19 percent and return on equity was 16.43 percent. Deposits increased 11.5 percent to $4.2 billion. Loans increased 10.6 percent to $3.8 billion, and net charge-offs were .09 percent of average total loans.
         Centura's net interest margin showed improvement from the first quarter of this year, although it was still lower than the second quarter of 1995. The net interest margin for the second quarter of 1996 was 4.60 percent.
         With assets of $5.6 billion, Centura provides a complete line of banking, investment, insurance and trust services to individuals and businesses throughout North Carolina. It provides services through 155 financial centers, more than 200 ATMs at financial centers, Wal-Mart and Sam's stores, its Centura Highway telephone banking center and Quicken and Microsoft Money, the leading personal finance software packages. Centura recently announced it will open 33 bank offices in Hannaford supermarkets in the Carolinas and Virginia by the end of 1997.

FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARY



                                                         3 Months   3 Months                  6 Months     6 Months
                                                           Ended     Ended                     Ended        Ended
                                                         June 30,   June 30,                  June 30,     June 30,
                                                      -----------------------------------  -------------------------------------
(In thousands, except share and per share data)            1996       1995      Change          1996          1995      Change
- --------------------------------------------------------------------------------------------------------------------------------

EARNINGS
   Interest income                                  $   108,521   $   96,087      12.9%    $   215,915   $   182,404      18.4%
   Interest expense                                      50,002       43,694      14.4         101,229        79,767      26.9
- -------------------------------------------------------------------------------------------------------------------------------
   Net interest income                                   58,519       52,393      11.7         114,686       102,637      11.7
   Provision for loan losses                              2,325        2,065      12.6           4,325         3,884      11.4
   Noninterest income                                    19,826       13,797      43.7          38,767        27,421      41.4
   Noninterest expense                                   49,750       41,426      20.1          97,508        80,524      21.1
   Income taxes                                           9,814        8,247      19.0          19,196        16,611      15.6
- -------------------------------------------------------------------------------------------------------------------------------
   Net income                                       $    16,456   $   14,452      13.9%    $     32,424   $   29,039      11.7%
===============================================================================================================================
   Net interest income, taxable equivalent          $    59,971   $   53,624      11.8%    $    117,660   $  105,103      11.9%
===============================================================================================================================

PER COMMON SHARE
   Net income-primary                               $      0.71         0.62      14.5%    $       1.39         1.27       9.4%
   Net income-fully diluted                                0.71         0.62      14.5             1.39         1.27       9.4
   Cash dividends paid                                     0.25         0.20      25.0             0.50         0.39      28.2
   Book value                                             17.73        17.69       0.2            17.73        17.69       0.2
   Closing market price                                   36.75        27.88      31.8            36.75        27.88      31.8

FINANCIAL RATIOS
   Return on average assets                                1.19%        1.22%      (3)bp           1.18%        1.28%     (10)bp
   Return on average shareholders' equity                 16.43        14.96     147              16.00        16.00       0
   Equity to assets (average)                              7.26         8.17     (91)              7.40         8.01     (61)

AVERAGE BALANCES
   Assets                                           $ 5,552,455 $  4,742,000       17.1%    $ 5,508,122 $  4,571,954      20.5%
   Earning assets                                     5,144,066    4,371,028       17.7       5,106,965    4,218,418      21.1
   Loans                                              3,754,884    3,395,950       10.6       3,691,366    3,257,121      13.3
   Investment securities                              1,366,245      947,688       44.2       1,391,880      940,409      48.0
   Noninterest-bearing deposits                         607,324      538,990       12.7         585,911      520,694      12.5
   Core deposits                                      3,804,965    3,438,790       10.6       3,773,074    3,331,463      13.3
   Total deposits                                     4,187,972    3,754,925       11.5       4,192,326    3,636,425      15.3
   Interest-bearing liabilities                       4,469,233    3,750,219       19.2       4,439,967    3,623,422      22.5
   Shareholders' equity                                 402,892      387,476        4.0         407,531      366,035      11.3

PERIOD END BALANCES
   Assets                                             5,631,083 $  5,111,795       10.2%    $ 5,631,083 $  5,111,795      10.2%
   Earning assets                                     5,172,923    4,700,380       10.1       5,172,923    4,700,380      10.1
   Loans                                              3,829,120    3,593,880        6.5       3,829,120    3,593,880       6.5
   Investment securities                              1,310,902    1,054,658       24.3       1,310,902    1,054,658      24.3
   Noninterest-bearing deposits                         645,354      591,391        9.1         645,354      591,391       9.1
   Core deposits                                      3,912,851    3,672,942        6.5       3,912,851    3,672,942       6.5
   Total deposits                                     4,275,276    4,047,291        5.6       4,275,276    4,047,291       5.6
   Shareholders' equity                                 398,874      428,826       (7.0)        398,874      428,826      (7.0)




- ------------------------------------------------------------------------------------------------------------------------------------


bp Change is measured as difference in basis points.

OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARY




                                                             Three Months Ended June 30,               Six Months Ended June 30,
                                                        -------------------------------------  -------------------------------------
(In thousands, except share data)                           1996          1995     Change         1996           1995      Change
- ------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING
        Average primary                                  23,080,022   23,467,497    (1.7%)      23,257,200     22,885,446     1.6%
        Average fully diluted                            23,080,022   23,485,648    (1.7)       23,257,200     22,915,030     1.5
        Outstanding                                      22,499,295   24,239,246    (7.2)       22,499,295     24,239,246    (7.2)

COMPOSITION RATIOS*
        Earning assets to assets                              92.64%       92.18%      46 bp         92.72%         92.72%     45 bp
        Loans to earning assets                               72.99        77.69     (470)           72.28          77.21    (493)
        Interest-bearing liabilities to earning assets        86.88        85.80      108            86.94          85.90     104
        Loans to total deposits                               89.66        90.44      (78)           88.05          89.57    (152)
        Noninterest-bearing deposits to total deposits        14.50        14.35       15            13.98          14.32     (34)


ALLOWANCE FOR LOAN LOSSES
        Beginning balance                               $    54,825  $    48,013     14.2%    $     53,452   $     46,701    14.5%
        Provision for loan losses                             2,325        2,065     12.6            4,325          3,884    11.4
        Allowance of acquired financial institutions            ---        3,365   (100.0)               0          3,460  (100.0)
        Charge-offs                                          (2,141)      (1,947)    10.0           (3,425)        (3,152)    8.7
        Recoveries                                            1,288          786     63.9            1,945          1,389    40.0
        ----------------------------------------------------------------------------------------------------------------------------
              Net charge-offs                                  (853)      (1,161)   (26.5)          (1,480)        (1,763)  (16.1)
        ----------------------------------------------------------------------------------------------------------------------------
        Ending balance                                  $    56,297  $    52,282      7.7%    $     56,297   $     52,282     7.7%
        ============================================================================================================================

        Net charge-offs to average loans                       0.09%        0.14%      (5)bp          0.08%         0.11%     (3)bp
        ============================================================================================================================


COMPOSITION OF RISK ASSETS
        Nonaccrual loans                                                                      $     18,785  $     17,119     9.7%
        Restructured loans                                                                             828           422    96.2
        --------------------------------------------------------------------------------------------------------------------------
              Nonperforming loans                                                                   19,613        17,541    11.8
        --------------------------------------------------------------------------------------------------------------------------
        Foreclosed property                                                                          2,744         3,666   (25.2)
        --------------------------------------------------------------------------------------------------------------------------
        Nonperforming assets                                                                  $     22,357  $     21,207     5.4%
        ==========================================================================================================================


ASSET QUALITY RATIOS**
        Nonperforming assets to:
              Loans and foreclosed property                                                           0.58%          0.59%    (1)bp
              Total assets                                                                            0.40           0.41     (1)
        Nonperforming loans to total loans                                                            0.51           0.49      2
        Allowance for loan losses to total loans                                                      1.47           1.45      2
        Allowance for loan losses to nonperforming loans                                              2.87x          2.98x   (11)


- ------------------------------------------------------------------------------------------------------------------------------------

   bp Change is measured as difference in basis points.
  *Balance sheet amounts used in calculations are based on average balances. **Balance sheet amounts used in calculations are based on period end balances.

CENTURA BANKS, INC. AND SUBSIDIARY



                                                  Three Months Ended June 30,                        Six Months Ended June 30,
                                                 -----------------------------                  ------------------------------------
                                                                               As a Percent of                      As a Percent of
                                                                               Average Assets#                      Average Assets#
                                                                              -----------------                    ----------------
(Dollars in thousands)                           1996         1995     Change   1996   1995   1996    1995   Change    1996   1995
- -----------------------------------------------------------------------------------------------------------------------------------


NONINTEREST INCOME
Service charges on deposit accounts                 8,486   $  6,929    22.5%   0.61%  0.59% $16,330 $13,426    21.6%  0.60%  0.59%
Credit card and related fees                        1,043        970     7.5    0.08   0.08    2,109   1,791    17.8   0.08   0.08
Insurance & brokerage commissions                   2,913      1,578    84.6    0.21   0.13    5,447   3,181    71.2   0.20   0.14
Other service charges, commissions and fees         1,357        787    72.4    0.10   0.07    2,369   1,597    48.3   0.09   0.07
Fees for trust services                             1,645      1,527     7.7    0.12   0.13    3,291   3,054     7.8   0.12   0.13
Mortgage income                                     2,768        801   245.6    0.20   0.07    6,065   1,929   214.4   0.22   0.09
Negative goodwill amortization                        335        335     0.0    0.02   0.03      669     669     0.0   0.02   0.03
Other noninterest income                              603      1,566   (61.5)   0.05   0.13    1,208   2,395   (49.6)  0.04   0.11
- ------------------------------------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
        transactions                               19,150     14,493    32.1    1.39   1.23   37,488  28,042    33.7   1.37   1.24
Securities gains, net                                 676       (696) (197.1)   0.05  (0.06)   1,279    (621) (306.0)  0.05  (0.03)
- ------------------------------------------------------------------------------------------------------------------------------------
Total noninterest income                           19,826   $ 13,797    43.7%   1.44%  1.17% $38,767 $27,421    41.4%  1.42%  1.21%
====================================================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                              19,716   $ 16,701    18.1%   1.43%  1.41% $38,791 $32,204    20.5%  1.42%  1.42%
Fringe benefits and other personnel costs           4,937      4,386    12.6    0.36   0.37    9,967   8,546    16.6   0.36   0.38
Occupancy                                           2,924      2,682     9.0    0.21   0.23    5,834   5,330     9.5   0.21   0.24
Equipment                                           5,057      2,990    69.1    0.37   0.25    9,436   5,522    70.9   0.34   0.24
Foreclosed real estate losses and related
        operating expense                             171         73   134.3    0.01   0.01      309     192    60.9   0.01   0.01
Marketing                                           1,379      1,503    (8.3)   0.10   0.13    3,035   2,991     1.5   0.11   0.13
Professional fees                                   2,902      1,824    59.1    0.21   0.15    5,671   3,929    44.3   0.21   0.17
Other administrative                                  509      1,905   (73.3)   0.04   0.16    2,310   3,579   (35.5)  0.08   0.16
FDIC insurance                                        795      1,965   (59.5)   0.06   0.17    1,716   3,923   (56.3)  0.06   0.17
Deposit intangible and goodwill amortization        1,139        953    19.5    0.08   0.08    2,340   1,682    39.1   0.09   0.07
Office supplies, postage and telephone              3,886      2,867    35.5    0.28   0.24    7,602   5,743    32.4   0.28   0.25
Other operating                                     6,335      3,577    77.1    0.45   0.30   10,497   6,883    52.5   0.39   0.31
- ------------------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                          49,750   $ 41,426    20.1%   3.60%  3.50% $97,508 $80,524    21.1%  3.56%  3.55%
====================================================================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin +                    34.74%     35.49%    (75)bp                34.90%  36.31%   (141)bp
Efficiency ratio***                                 62.35%     61.44%     91 bp                62.33%  60.76%    157 bp
Net interest income analysis-taxable equivalent:
        Selected average yields/rates:
               Loans                                 9.25%      9.48%    (23)bp                 9.31%   9.40     (9)bp
               Taxable securities                    6.43       6.53     (10)                   6.42    6.35      7
               Tax-exempt securities                 9.21       8.46      75                    9.19    8.82     37
               Short-term investments                5.26       7.03    -177                    5.30    6.67   (137)
- --------------------------------------------------------------------------------------------------------------------
               Interest-earning assets               8.50       8.84     -34                    8.53    8.73    (20)
- --------------------------------------------------------------------------------------------------------------------
               Total interest-bearing deposits       4.29       4.42     -13                    4.39    4.17     22
               Borrowed funds                        5.19       5.99     -80                    5.21    5.86    (65)
               Long-term debt                        5.73       6.59     -86                    5.91    6.47    (56)
- --------------------------------------------------------------------------------------------------------------------
               Total interest-bearing liabilities    4.50       4.67     -17                    4.58    4.44     14
- --------------------------------------------------------------------------------------------------------------------
               Interest rate spread                  4.00       4.17     (17)                   3.95    4.29    (34)
               Net interest margin                   4.60       4.84     (24)                   4.55    4.93    (38)


=====================================================================================================================

     bp Change is measured as difference in basis points.
    *** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
      + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
      # Data presented is annualized.

QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARY




                                                            1996                                1995                     2nd Qtr 96
                                               ----------------------------  ----------------------------------------
                                                   Second        First         Fourth          Third       Second           vs.
(Dollars in thousands)                            Quarter       Quarter       Quarter         Quarter      Quarter       1st Qtr 96
- -------------------------------------------------------------------------  ------------------------------------------  -------------

FINANCIAL SUMMARY *
       Assets                                   $  5,552,455   $5,463,790  $ 5,321,490  $   5,190,130  $ 4,742,000           1.6%
       Earning assets                              5,144,066    5,069,863    4,916,525      4,790,767    4,371,028           1.5
       Loans                                       3,754,884    3,627,847    3,683,152      3,637,859    3,395,950           3.5
       Investment securities                       1,366,245    1,417,516    1,207,431      1,120,665      947,688          (3.6)
       Total deposits                              4,187,972    4,196,681    4,198,551      4,111,742    3,754,925          (0.2)
       Interest-bearing liabilities                4,469,233    4,410,702    4,249,504      4,119,161    3,750,219           1.3
       Stockholders' equity                          402,892      412,170      417,338        423,515      387,476          (2.3)
       Total market capitalization (period end)      826,849      840,658      812,308        790,698      675,669          (1.6)
       Net income                                     16,456       15,968       14,735         15,940       14,452           3.1


PROFITABILITY/PERFORMANCE SUMMARY *
       Pretax operating profit margin +                34.74        35.07%       31.89%         36.55%       35.49%          (33)bp
       Efficiency ratio ***                            62.35        62.32        65.53          60.81        61.44            3
       Net interest margin #                            4.60         4.50         4.58           4.60         4.84           10
       Return on average assets #                       1.19         1.18         1.10           1.22         1.22            1
       Return on average equity #                      16.43        15.58        14.01          14.93        14.96           85
       Equity to assets (average)                       7.26         7.54         7.84           8.16         8.17          (28)


PER SHARE SUMMARY
       Earnings per share - primary             $       0.71  $      0.68         0.62 $         0.65         0.62           4.4%
       Earnings per share - fully diluted               0.71         0.68         0.62           0.65         0.62           4.4
       Cash dividends paid                              0.25         0.25         0.23           0.23         0.20           0.0
       Book value per share                            17.73        17.93        17.69          17.85        17.69          (1.1)
       Closing market price                           36.750       36.750       35.125         33.250       27.875           0.0


KEY INTANGIBLE ASSETS **
       Goodwill                                 $     50,599   $   51,584  $    52,590  $      53,441  $    54,457          (1.9%)
       Deposit base premium                            1,981        2,106        2,230          2,384        2,538          (5.9)
       Capitalized excess servicing                    6,905        6,543        6,367          5,875        5,088           5.5
       Capitalized mortgage servicing rights          10,209        9,579        8,021          5,063        3,474           6.6


ASSET QUALITY SUMMARY **
       Nonperforming assets                     $     22,357   $   21,055  $    22,083  $      20,370  $    21,207          6.2%
       Allowance for loan losses                      56,297       54,825       53,452         53,415       52,282          2.7
       Nonperforming assets to total assets             0.40%        0.38%        0.40%          0.39%        0.41%           2 bp
       Allowance for loan losses to loans               1.47         1.49         1.44           1.45         1.45           (2)
       Net charge-offs to average loans #               0.09         0.07         0.20           0.08         0.14            2


====================================================================================================================================

 bp  Change is measured as difference in basis points.
  * Balance sheet amounts are based on average balances unless otherwise noted.
 ** Balance sheet amounts are based on period end balances unless otherwise noted.
*** Noninterest expense divided by sum of noninterest income plus net interest income, taxable equivalent basis.
  + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
  #  Data presented is annualized.